UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   May 26, 2009
                                                                                                                                                                                      (May 19, 2009)

Commission File Number	Name of Registrant, State of Incorporation, Address and Telephone Number	IRS Employer Identification No.

001-32462	PNM Resources, Inc. (A New Mexico Corporation) Alvarado Square Albuquerque, New Mexico 87158 (505) 241-2700	85-0468296

_____________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Compensatory Arrangements of Certain Officers.

On May 19, 2009, the shareholders of PNM Resources, Inc. (the “Company”) approved the Company’s Second Amended and Restated Omnibus Performance Equity Plan (the “PEP”).  The terms of the PEP were previously disclosed in the Company’s definitive proxy statement for its 2009 annual meeting of shareholders (the “2009 Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2009.  In addition, a copy of the PEP was filed as Exhibit 4.1 to the Registration Statement on Form S-8 (File No. 333-159361) that the Company filed with the SEC on May 20, 2009, and is incorporated herein by reference.

When the Company’s shareholders approved the PEP, certain programs and awards that the Company’s Board Governance and Human Resources Committee (the “Compensation Committee”) previously granted under the PEP (subject to shareholder approval of the PEP) became effective.  Those programs and awards include the 2009 Officer Incentive Plan (the “OIP”), performance-based, time-vested restricted stock rights awards and performance cash awards based on adjusted cash earnings, performance share awards and performance cash awards tied to special purpose performance criteria, and time-vested restricted stock rights awards, all of which are described below.

Officer Incentive Plan

               As noted, the OIP and the award opportunities established thereunder became effective on shareholder approval of the PEP.  The OIP and the related award opportunities previously were disclosed in a Current Report on Form 8-K that the Company filed with the SEC on February 20, 2009 and on pages 38 and 39 of the 2009 Proxy Statement.  Awards are earned under the OIP based on business area and individual performance against established goals.  However, in order to ensure the awards can be funded by the Company’s earnings, no awards will be made unless the Company achieves certain threshold corporate earnings per share targets, adjusted for certain items, to ensure the award payments are based on the underlying growth of the core business (“Incentive EPS”).  The Incentive EPS levels are established solely for measuring performance under the OIP and have no effect on, and are not necessarily identical to, any earnings guidance that may be announced by the Company.  A copy of the OIP is filed herewith as Exhibit 10.2.

             Performance-Based, Time-Vested Restricted Stock Rights and Performance Cash Awards Based on Adjusted Cash Earnings

  The Compensation Committee’s previous awards of performance-based, time-vested restricted stock rights and performance cash also became effective on shareholder approval of the PEP.  These awards previously were disclosed on page 43 of the 2009 Proxy Statement.  The number of restricted stock rights issued pursuant to a performance-based, time-vested restricted stock rights award and the amount payable pursuant to a performance cash award will be determined based upon the Company’s adjusted cash earnings during the one-year performance period beginning on January 1, 2009 and ending on December 31, 2009.  The adjusted cash earnings performance element focuses on the Company’s net cash flow earnings from operating activities (as reflected on the Company’s cash flow earnings statement), adjusted to reflect certain items as described in the 2009 Proxy Statement.  The adjusted cash earnings levels are established solely for measuring performance under the performance-based, time-vested restricted stock rights awards and performance cash awards and have no effect on, and are not necessarily identical to, any earnings outlook or guidance that may be announced by the Company.  Copies of the Performance Restricted Stock Rights Award Agreement and the Performance Cash Award Agreement are filed herewith as Exhibits 10.4 and 10.5, respectively.

 The performance-based, time-vested restricted stock rights awards and the performance cash awards described in the preceding paragraph were made in connection with the Compensation Committee’s earlier decision to modify the Company’s long-term incentive compensation program.  The Compensation Committee’s modifications to the long-term incentive compensation program were described in the Compensation Discussion and Analysis section of the 2009 Proxy Statement (see “Long-Term Incentive Compensation” beginning on page 40).  Under the Company’s modified long-term incentive compensation program, the Compensation Committee intends to make the following types of awards pursuant to the PEP (percentages indicate relative allocations of each type of award):

•	Stock options – 20%;

•	Performance-based, time-vested restricted stock rights – 40%; and

•	Performance cash awards – 40%.

Special Purpose Awards

On April 27, 2009, performance share awards and additional performance cash awards, both of which are tied to special purpose performance criteria, were approved.  These awards were made subject to shareholder approval and became effective on shareholder approval of the PEP.  These awards were not made pursuant to the Company’s modified long-term incentive compensation program as described in the preceding paragraph, but rather as one-time special purpose awards.

The number of performance shares issued to a particular named executive officer (“NEO”) of the Company pursuant to the special purpose performance criteria award will be determined based on the Company’s level of attainment of two performance goals during the April 1, 2009 to December 31, 2011 performance period.  The two performance goals are (1) the Company’s funds from operations (“FFO”) to debt ratio; and (2) the reduction in the emission levels of (a) nitrous oxide, (b) sulfur dioxide, (c) particulate matter, and (d) mercury at the Company’s San Juan Generating Station to levels that are less than the limits on the emissions of such pollutants set forth in the Consent Decree entered by the United States District Court for the District of New Mexico on May 10, 2005 in the case of Grand Canyon Trust and Sierra Club v. Public Service Company of New Mexico, Case No. CIV 02-552 (the “Environmental Goal”).  Each of the two performance goals will determine 50% of the total amount of performance shares, if any, issued pursuant to the award.  At the end of the performance period, the Compensation Committee will determine the Company’s FFO to debt ratio for the year ended December 31, 2011 (threshold, target, or maximum), the level of attainment of the Environmental Goal during the performance period (threshold, target, or maximum) and the corresponding level of the NEO’s performance share award for each performance goal (threshold, target, or maximum).  The Compensation Committee will submit its determinations to the Board of Directors (or the independent Directors) for approval to the extent the Board’s (or independent Directors’) approval is necessary with respect to any NEO.  The performance shares, if any, payable pursuant to the award will be issued on or before March 15, 2012.  The maximum award opportunity is three times the threshold grant.  The Compensation Committee intends that the performance share awards granted to “covered employees” as defined in

Section 162(m) of the Tax Code and Internal Revenue Service guidance issued thereunder will qualify for the performance based compensation exception to the limitation on deductibility of compensation imposed by Section 162(m) of the Tax Code.  A copy of the Performance Share Award Agreement is filed herewith as Exhibit 10.6.

The amount of the performance cash award to which a particular NEO is entitled pursuant to the special purpose performance criteria award also will be determined based on the Company’s level of attainment of the FFO to debt ratio and the Environmental Goal during the April 1, 2009 to December 31, 2011 performance period.  At the end of the performance period, the Compensation Committee will determine the Company’s FFO to debt ratio for the year ended December 31, 2011 (threshold, target, or maximum), the level of attainment of the Environmental Goal during the performance period (threshold, target, or maximum) and the corresponding level of the NEO’s performance cash award for each performance goal (threshold, target, or maximum).  The Compensation Committee will submit its determinations to the Board of Directors (or independent Directors) for approval to the extent the Board’s (or independent Directors’) approval is necessary with respect to any officer.  The performance cash award, if any, payable pursuant to the award will be paid on or before March 15, 2012.  The maximum award opportunity is three times the threshold grant.  The Compensation Committee intends that the performance cash awards granted to “covered employees” will qualify for the performance based compensation exception to the limitation on deductibility of compensation imposed by Section 162(m) of the Tax Code.  A copy of the Performance Cash Award Agreement is filed herewith as Exhibit 10.7.

The FFO to debt ratio and the Environmental Goal used for purposes of the special purpose performance share awards and performance cash awards described in the preceding paragraphs are established solely for measuring performance under the performance share awards and performance cash awards and should not be considered to have any other effect.

Time-Vested Restricted Stock Rights Awards

Two-thirds of the 2009 awards of time-vested restricted stock rights awards previously disclosed on pages 41 and 42 of the 2009 Proxy Statement were granted in February 2009 as discussed in the 2009 Proxy Statement.  On May 18, 2009, the Compensation Committee also approved (subject to shareholder approval of the PEP and the approval of the Board) the grant of the remaining one-third of the 2009 awards of time-vested restricted stock rights.  The time-vested restricted stock rights awards became effective upon shareholder approval of the PEP and Board approval, both of which occurred on May 19, 2009.  A copy of the Restricted Stock Rights Award Agreement is filed herewith as Exhibit 10.8.

The descriptions of the terms and conditions of the programs created and the awards granted pursuant to the PEP contained herein and in the 2009 Proxy Statement are not complete and are qualified in their entirety by reference to the full text of the PEP, the OIP and the related forms of award agreements.  The following forms of award agreements relating to awards to be granted by the Compensation Committee under the PEP are filed as exhibits to this Current Report on Form 8-K:

•	Form of Stock Option Award Agreement (for nonqualified stock options granted in 2010 and later) (Exhibit 10.3 filed herewith);

•	Form of Performance Restricted Stock Rights Award Agreement (for performance-based, time-vested restricted stock rights awards based on adjusted cash earnings) (Exhibit 10.4 filed herewith);

•	Form of Performance Cash Award Agreement (for performance cash awards based on adjusted cash earnings) (Exhibit 10.5 filed herewith);

•	Form of Performance Share Award Agreement (for performance share awards based on special purpose performance criteria) (Exhibit 10.6 filed herewith);

•	Form of Performance Cash Award Agreement (for performance cash awards based on special purpose performance criteria) (Exhibit 10.7 filed herewith); and

•	Form of Restricted Stock Rights Award Agreement (for time-vested restricted stock rights awards) (Exhibit 10.8 filed herewith).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description
10.1
PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 (File No. 333-159361) that the Company filed on May 20, 2009)

10.2	2009 Officer Incentive Plan
10.3	Form of Stock Option Award Agreement for nonqualified stock options granted in 2010 and later under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan
10.4
Form of Performance Restricted Stock Rights Award Agreement for performance-based, time-vested restricted stock rights awards based on adjusted cash earnings granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan

10.5	Form of Performance Cash Award Agreement for performance cash awards based on adjusted cash earnings granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan
10.6
Form of Performance Share Award Agreement for performance share awards based on special purpose performance criteria granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan

10.7
Form of Performance Cash Award Agreement for performance cash awards based on special purpose performance criteria granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan

10.8	Form of Restricted Stock Rights Award Agreement for time-vested restricted stock rights awards granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date:  May 26, 2009                                                            By:           /s/ Thomas G. Sategna
           Thomas G. Sategna
           Vice President and Corporate Controller
           (Officer duly authorized to sign this report)

EXHIBIT INDEX

Exhibit Number	Description
10.1
PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 (File No. 333-159361) that the Company filed on May 20, 2009)

10.2	2009 Officer Incentive Plan
10.3	Form of Stock Option Award Agreement for nonqualified stock options granted in 2010 and later under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan
10.4
Form of Performance Restricted Stock Rights Award Agreement for performance-based, time-vested restricted stock rights awards based on adjusted cash earnings granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan

10.5	Form of Performance Cash Award Agreement for performance cash awards based on adjusted cash earnings granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan
10.6
Form of Performance Share Award Agreement for performance share awards based on special purpose performance criteria granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan

10.7
Form of Performance Cash Award Agreement for performance cash awards based on special purpose performance criteria granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan

10.8	Form of Restricted Stock Rights Award Agreement for time-vested restricted stock rights awards granted under the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan